UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

JAGUAR URANIUM CORP.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Jaguar Uranium Corp.
3-1136 Centre Street
Thornhill, Ontario Canada
L4J 3M8

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 22, 2026

August 20, 2026

Dear Shareholder,

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Jaguar Uranium Corp., a corporation organized under the laws of the Province of British Columbia, Canada (the “Company”) to be held on September 22, 2026, at 10:00 a.m., Eastern Time, in virtual-only format at:

https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg.

The attached Notice of Annual Meeting of Shareholders and the accompanying proxy statement (the “Proxy Statement”) describe the business the Company will conduct at the Annual Meeting and provide information about the Company that you should consider when you vote your Class A common shares.

At the Annual Meeting, the Company will ask shareholders to:

1.      elect six directors to the board of directors of the Company to serve until the next annual meeting of shareholders or until their successors have been duly elected or appointed and qualified;

2.      approve an amendment to the Company’s 2025 Equity Incentive Plan;

3.      ratify the selection of Davidson & Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026; and

4.      transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors of the Company unanimously recommends a vote of “For” the matters considered at the Annual Meeting.

The Company hopes you will be able to attend the Annual Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, the Company urges you to vote and submit your proxy by the Internet, telephone or mail to ensure that your Class A common shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your ongoing support. The Company looks forward to seeing you at the Annual Meeting.

Sincerely,
/s/ Luis Ducassi
Luis Ducassi, Executive Chairman of the Board

Jaguar Uranium Corp.
3-1136 Centre Street
Thornhill, Ontario Canada
L4J 3M8

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING DATE: SEPTEMBER 22, 2026

To the Shareholders:

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Jaguar Uranium Corp., a corporation organized under the laws of the Province of British Columbia, Canada (the “Company”), will be held on September 22, 2026, at 10:00 a.m., Eastern Time, in virtual-only format at

https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg for the following purposes:

1.      elect six directors to the board of directors of the Company (the “Board”) to serve until the next annual meeting of shareholders or until their successors have been duly elected or appointed and qualified;

2.      approve an amendment to the Company’s 2025 Equity Incentive Plan;

3.      ratify the selection of Davidson & Company LLP (“Davidson”) as the Company’s independent auditors for the fiscal year ending December 31, 2026; and

4.      transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items are more fully described in the accompanying Proxy Statement, which forms a part of this Notice of Annual Meeting of Shareholders. As of the date of the Proxy Statement, the Company does not know of any other matters to be raised at the Annual Meeting other than those described in the Proxy Statement.

The Annual Meeting will be conducted in a virtual-only format. The Board believes that a virtual meeting will enable increased shareholder accessibility while allowing for meeting efficiency and reduced costs. You will be able to attend the Annual Meeting virtually, vote your Class A common shares (registered (not beneficial) shareholders only), and submit your questions during the meeting by visiting

https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg

Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

Shareholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on August 10, 2026, the record date fixed by the Board for such purpose. A list of shareholders of record will be available at the Annual Meeting and during the ten days prior to the Annual Meeting at the office of the Secretary at the above address. All shareholders are cordially invited to attend the Annual Meeting. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, the Company urges you to vote and submit your proxy by the Internet, telephone or mail to ensure that your Class A common shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your continued support of the Company. The Company looks forward to seeing you at the Annual Meeting.

By Order of the Board,
/s/ Luis Ducassi
Luis Ducassi, Executive Chairman of the Board Toronto, Ontario
August 20, 2026

i

Jaguar Uranium Corp.

3-1136 Centre Street

Thornhill, Ontario Canada

L4J 3M8

August 20, 2026

PROXY STATEMENT

This proxy statement (this “Proxy Statement”), the attached Notice of Annual Meeting of Shareholders (the “Notice”) and the enclosed proxy card are being mailed to shareholders of record on or about August 10, 2026 and are furnished in connection with the solicitation of proxies by the Board (the “Board”) of Jaguar Uranium Corp. (the “Company,” “we,” or “us”) for use at our 2026 Annual Meeting of Shareholders (the “Annual Meeting”), to be held on September 22, 2026, at 10:00 a.m., Eastern Time, in virtual-only format at https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg and at any adjournments or postponements thereof. Although not part of this Proxy Statement, we are also sending along with this Proxy Statement, our Annual Report on Form 10-K, which includes our financial statements and related notes thereto for the fiscal year ended December 31, 2025 (the “2025 Annual Report”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 22, 2026

This Proxy Statement and our 2025 Annual Report are available for viewing, printing and downloading at www. jaguaruranium.com.

Additionally, you can find a copy of our 2025 Annual Report on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov, or in the “Investor Center” section of our website at https://jaguaruranium.com/investors. You may also obtain a printed copy of our 2025 Annual Report, free of charge, from us by sending a written request to: Attention: Secretary, Jaguar Uranium Corp., 1250, 639 — 5th Ave. SW, Calgary, Alberta T2P 0M9. Exhibits to the 2025 Annual Report will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Steven Gold, the Company’s President, Chief Executive Officer and a director as your proxy. The proxy will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your Class A common shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your Class A common shares at the Annual Meeting.

What am I voting on?

At the Annual Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:

1.      the election of six directors to the Board of the Company (the “Board”) to serve until the next annual meeting of shareholders or until their successors have been duly elected or appointed and qualified (“Proposal 1”);

2.      the approval of an amendment to the Jaguar Uranium Corp. 2025 Equity Incentive Plan (the “Equity Incentive Plan”) (“Proposal 2”);

3.      the ratification of the selection of Davidson & Company LLP (“Davidson”) as the Company’s independent auditors for the fiscal year ending December 31, 2026 (“Proposal 3”); and

4.      the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What happens if additional matters are presented at the Annual Meeting?

The Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, Class A common shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only common shareholders of record as of the close of business on August 10, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, 20,193,777 Class A common shares, no par value per share (the “Common Shares”), were issued and outstanding. Each Common Share outstanding as of the Record Date will be entitled to one vote, and shareholders may vote such Common Shares by voting online at the Annual Meeting or by proxy.

How can I access the virtual Annual Meeting?

We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting virtually, vote your Common Shares electronically and submit questions during the meeting by visiting

https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg.

The Company is conducting the Meeting via Zoom live video conference only. Persons wishing to attend the Meeting will be required to pre-register for the Meeting at the link set forth below. Once you have pre-registered for the Meeting, you will receive an email providing access details for the Meeting. Pre-registration is required to ensure that only eligible shareholders and proxyholders are permitted to vote, and to ensure the proper counting of those votes.

Pre-registration link:

https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg

Shareholders are encouraged to join the Meeting at least 15 minutes before the Meeting starts. We will try to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. However, we reserve the right to edit inappropriate language or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Instructions on how to participate in and attend the Annual Meeting virtually via the Internet, including instructions on how to demonstrate proof of ownership, will be posted at in the “Investor Center” section of our website at https://jaguaruranium.com/investors.

What constitutes a quorum?

The quorum for the transaction of business at the Annual Meeting is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 1/20 of the issued Common Shares entitled to be voted at the meeting.

A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your Common Shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Abstentions, withheld votes and “broker non-votes,” if any, will be included in the calculation of the number of Common Shares considered to be present at the Annual Meeting to determine whether a quorum has been established.

The chair of the Annual Meeting may adjourn the Annual Meeting from time to time and from place to place and, if directed by the meeting, must adjourn the Annual Meeting. If a quorum is not present within one-half hour after the time set for the Annual Meeting, the Annual Meeting will stand adjourned to the same day in the following week at the same time and place. No notice of an adjourned meeting is required unless the meeting is adjourned for 30 days or more, in which case notice of the adjourned meeting must be given in the same manner as notice of the original meeting.

How do I vote?

The proxy is solicited by the Board and is revocable by you any time before it is voted. Execution of a proxy will not in any way affect a shareholder’s right to attend the meeting and vote online at the Annual Meeting, although the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any shareholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Secretary, Jaguar Uranium Corp., 1250, 639 — 5th Ave. SW, Calgary, Alberta T2P 0M9, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting and voting by ballot. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your Common Shares in the manner you indicate. You may specify whether your Common Shares should be voted for or withheld with respect to Proposal 1, voted for, against, or abstain with respect to Proposals 2, and 3. Voting by proxy will not affect your right to attend the Annual Meeting. If your Common Shares are registered directly in your name through our transfer agent, Odyssey Trust Company (“Odyssey”), or you have stock certificates registered in your name, you may vote:

•        By mail.    Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Common Shares voted, they will be voted as recommended by the Board.

•        By Internet or by telephone.    Follow the instructions attached to the proxy card to vote by Internet or telephone.

•        During the Annual Meeting.    Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted in the “Investor Center” section of our website at https://jaguaruranium.com/investors.

Telephone and Internet voting facilities for shareholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on September 20, 2026.

What if I change my mind after I return my proxy card?

Any shareholder delivering a proxy has the right to revoke it by either (1) filing a written revocation with our Secretary at Jaguar Uranium Corp., 1250, 639 — 5th Ave. SW, Calgary, Alberta T2P 0M9, (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy, or (3) voting online at the Annual Meeting and voting by ballot. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What is the difference between a shareholder of record and a “street name” holder?

If your Common Shares are registered directly in your name with Odyssey, our transfer agent, you are considered the shareholder of record with respect to those Common Shares. The Notice has been sent directly to you by us.

If your Common Shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those Common Shares. You are considered the beneficial owner of these Common Shares, and your Common Shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner of your Common Shares, you must provide the bank, broker, or other holder of record with instructions on how to vote your Common Shares, and can do so as follows:

•        By mail.    Follow the instructions you receive from your broker or other nominee explaining how to vote your Common Shares.

•        By Internet or by telephone.    Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•        During the Annual Meeting.    Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted in the “Investor Center” section of our website at https://jaguaruranium.com/investors.

What is a broker non-vote?

Broker non-votes occur when Common Shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter, or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules that govern how brokers may vote Common Shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The ratification of independent registered public accountants, for example, is a “routine proposal.” Brokers and other nominees may not vote on “non-routine” proposals, such as the election of directors. Therefore, if you hold your Common Shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposal 1 and Proposal 2, no votes will be cast on such proposal on your behalf. If you hold your Common Shares in street name, it is critical that you cast your vote if you want your vote to be counted for any proposal.

If I am a beneficial owner of Common Shares, can my brokerage firm vote my Common Shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your Common Shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your Common Shares. Subject to the rules applicable to broker nominees concerning transmission of proxy materials to beneficial owners, only the ratification of independent registered public accountants is considered a “routine matter.” Accordingly, except for Proposal 3, brokers will not have such discretionary authority to vote your unvoted Common Shares on any proposal at the Annual Meeting without receiving instructions from you. If you hold your Common Shares in street name, it is critical that you cast your vote if you want your vote to be counted for Proposal 1 and Proposal 2.

How are abstentions and broker non-votes treated for purposes of the Annual Meeting?

Abstentions, withheld votes and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum exists. However, because abstentions and broker non-votes are not considered votes cast, they will not be counted as votes for or against a proposal requiring approval by a majority of the votes cast.

Two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least one-twentieth (1/20) of the issued Common Shares entitled to vote at the Annual Meeting are necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding Common Shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately.

All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. If your Common Shares are registered in your name, they will not be counted if you do not vote as described above. If your Common Shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your Common Shares, the bank, broker or other holder of record will not have the authority to vote your unvoted Common Shares on any proposal described in this Proxy Statement if it does not receive instructions from you. Accordingly, we encourage you to provide voting instructions. This ensures your Common Shares will be voted at the Annual Meeting in the manner you desire.

What vote is required to approve each proposal?

The following sets forth the vote required to approve the proposals and how votes are counted:

Proposal 1: Election of Directors

The affirmative vote of a plurality of the votes cast is required to elect six directors to the Board to serve until the next annual meeting of shareholders or until their successors have been duly elected or appointed and qualified. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted Common Shares held by the firms in street name for Proposal 1. As a result, any Common Shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote.

Proposal 2: Approval of an Amendment to the Equity Incentive Plan

The affirmative vote of a majority of the votes cast is required to approve an amendment to the Company’s equity incentive plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted Common Shares held by the firms in street name for Proposal 2. As a result, any Common Shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. You may also choose to withhold your vote.

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted Common Shares held by the firms in street name for Proposal 3. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, if our shareholders do not ratify the selection of Davidson as our independent registered public accounting firm for the year ending December 31, 2026, the (the “Audit Committee”) of our Board will reconsider its selection.

If you hold your Common Shares in street name, it is critical that you cast your vote for Proposal 1 and Proposal 2. Your bank, broker, or other holder of record only has discretionary authority to vote any uninstructed Common Shares on Proposal 3.

What happens if a director nominee is unable to stand for election?

Our Board may select a substitute nominee. If you have completed, signed and returned your proxy card, the proxy can vote your Common Shares for the substitute nominee.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Who is being nominated for director?

The director candidates nominated for election at the Annual Meeting are Luis Ducassi, Steven Gold, Maxime Leclerc, Trumbull Fisher, Janet Meiklejohn, and Tomas De Pablos Souza.

Who is our independent registered public accounting firm and will they be represented at the Annual Meeting?

Summit Group CPAs, P.C. (“Summit Group”) served as our independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2025 and DNTW Toronto LLP (“DNTW”) served as our independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2024. On June 25, 2026, the Audit Committee approved the engagement of Davidson as our independent registered public accounting firm the fiscal year ending December 31, 2026. We do not expect that representatives of Davidson will be present at the Annual Meeting.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the Common Shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days following the date of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amendment to the initial Form 8-K to disclose the final voting results within four business days after such final voting results are known.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

Our Board is making this solicitation of proxies for the Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this Proxy Statement and the enclosed form of proxy, and the cost of hosting the virtual Annual Meeting. After the initial distribution of this Proxy Statement, proxies may be solicited by mail, telephone, or personally by our directors, officers, employees or agents. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of Common Shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

We have engaged Odyssey, our transfer agent, to manage the production and distribution of this Proxy Statement. We expect to pay Odyssey approximately $5,200 for their services.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact us by sending a request to our Secretary at Jaguar Uranium Corp., 1250, 639 — 5th Ave. SW, Calgary, Alberta T2P 0M9. Eligible shareholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Shareholders who own Common Shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting us at the above address or phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

May I access and receive proxy materials electronically?

Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a shareholder of record, you can choose this option and save us the cost of producing and mailing these documents by visiting the “Investor Center” section of our website at https://jaguaruranium.com/investors.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have further questions, or need additional materials, please feel free to contact our Secretary at Jaguar Uranium Corp., 1250, 639 — 5th Ave. SW, Calgary, Alberta T2P 0M9.

CORPORATE GOVERNANCE

The Board manages or directs the business and affairs of the Company, as provided by the Business Corporations Act (British Columbia) (the “BCBCA”) and conducts its business through meetings of the Board and three standing committees: the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).

The Board evaluates the Company’s corporate governance policies on an ongoing basis with a view towards maintaining the best corporate governance practices in the context of the Company’s current business environment and aligning its governance practices closely with the interest of its shareholders. The Board and management value the perspective of the Company’s shareholders and encourage shareholders to communicate with the Board as described under the heading “Communications with the Board” below.

Board Composition

The Company’s business and affairs are organized under the direction of the Board. The Board currently consists of six members. Subject to the BCBCA and the Company’s Articles (the “Articles”), the primary responsibilities of the Board are to provide oversight, strategic guidance, counseling, and direction to the Company’s management. The Board meets on a regular basis and additionally as required.

In connection with a Share Purchase Agreement dated July 17, 2024 (the “Argentina Projects SPA”) by and between the Company and Consolidated Uranium Inc., an Ontario corporation and a wholly-owned subsidiary of IsoEnergy Ltd., an Ontario Corporation (“IsoEnergy”), pursuant to which the Company acquired two uranium exploration projects in Argentina (the “Laguna Project” and the “Huemul Project,” referred collectively as “Argentina Projects”), the Company entered into an investor rights agreement, dated July 19, 2024, with IsoEnergy (the “IsoEnergy IRA”). Pursuant to the IsoEnergy IRA, IsoEnergy is also entitled to nominate one director to the Board. The nominee, who may be a director or officer of IsoEnergy, is not required to meet independence criteria. The Company is required to take all necessary steps to ensure the appointment of IsoEnergy’s nominee to the Board, who will receive the same compensation, indemnification, and benefits as the other directors.

In connection with the Company’s acquisition of its exploration project in Colombia (the “Berlin Project”), pursuant to a Share Purchase Agreement dated December 8, 2023 by and among the Company, Gaia Energy Inc. (“GEI”), an Ontario corporation, and Green Shift Commodities Ltd. (“Green Shift”), an Ontario corporation, as amended by the Amending Agreement dated April 8, 2024 (as amended, the “Berlin Project SPA”), Green Shift was granted the right to nominate a number of directors to the Board proportionate to the combined shareholdings of Green Shift and GEI (including their respective affiliates), rounded down to the nearest whole number. Based on their current combined shareholding of approximately 20% of the Common Shares on an undiluted basis, Green Shift would be entitled to nominate one director to the Board.

Green Shift nominated Trumbull Fisher to serve on the Board pursuant to its rights under the Berlin Project SPA. IsoEnergy has not exercised its nomination rights to nominate a director to the Board as of the date of this Proxy Statement.

The following table sets forth the names, ages as of the date hereof, and certain other information regarding each member of the Board. Biographical information about each director follows the table.

Name	Age	Position	Board Committees
			Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Luis Ducassi	43	Executive Chairman of the Board
Steven Gold	46	President, Chief Executive Officer and Director
Maxime Leclerc	39	Director	Member	Member	Member
Trumbull Fisher(1)	41	Director
Janet Meiklejohn	62	Director	Chair	Member	Member
Tomas De Pablos Souza	45	Director	Member	Member	Member

____________

(1)      As disclosed above, Trumbull Fisher has been nominated to the Board by Green Shift pursuant to the Berlin Project SPA.

Biographical Information for Directors

The following is a brief biography of each of the Company’s directors:

Luis Ducassi has served as Executive Chairman since April 1, 2024. Prior to that, Mr. Ducassi served as Chief Executive Officer since the Company’s inception on December 16, 2022. Between August 2021 and December 2022, Mr. Ducassi took a temporary leave of absence due to personal obligations. Prior to that, between August 2020 and August 2021, he served as the General Manager of Mining Promotion and Sustainability of Ministry of Energy and Mines in Peru, where he managed, updated and monitored the portfolio of mining projects both in construction and exploration. A respected businessman, Mr. Ducassi led mining efforts in Peru for the Ministry of Energy and Mines and played a key role in negotiating and financing renewable energy projects. Between October 2017 and July 2020, Mr. Ducassi served as the Director of Mining Projects of Peru’s Private Investment Promotion Agency. Earlier in his career, Mr. Ducassi worked as an associate at Banco de Credito del Peru, from November 2010 to July 2012. In his earlier career, Mr. Ducassi worked at World Bank, where he was a short-term consultant from July 2005 to July 2006 and a junior professional associate from August 2006 to August 2008, gaining experience in financial markets. Mr. Ducassi received his Bachelor’s degree from Universidad del Pacifico in Business Administration in 2003 and his Masters of Business Administration from INSEAD in 2010.

Steven Gold has served as President and Chief Executive Officer since May 21, 2024. Prior to this, he held the position of Chief Financial Officer, starting on December 10, 2023. He has also served as a director since January 1, 2024. Mr. Gold has nearly 25 years of capital markets experience in the natural resources sector, having held various positions in the investment industry across both the buy and sell sides with Tier-1 funds and brokerages. Prior to serving at the Company, during 2023, Mr. Gold had been offering corporate development and investor relations consultancy to junior natural resource companies on a contractual basis. Between 2021 and 2023, Mr. Gold served as the vice president of corporate development at Collective Mining Corp. Between 2018 and 2021, Mr. Gold took a temporary leave of absence due to personal obligations. Previously, between 2012 and 2018, he served as the CFO of Energold Drilling Corp. In addition, Mr. Gold held senior officer roles at various junior and mid-level global mining-sector companies with a focus on Latin America and Africa. Mr. Gold is a Director of Fusion Fuel Green PLC, a U.S.-listed public company. Mr. Gold received his Bachelor’s degree in Industrial Relations from McGill University in 2001 and his CFA designation from CFA Institute in 2006.

Maxime Leclerc has served as a director since May 21, 2024. Mr. Leclerc has over 20 years of experience in the commodities sector, specializing in energy, metals, and minerals. He is the Founder of Aliki Global, a company that provides management and business advisory services, where he has been working as an advisor since December 2018. He is also the co-founder of Abaxx Exchange and a partner at Abaxx Technologies Inc. Previously, Mr. Leclerc held senior roles at Goldman Sachs, focusing on derivatives and bespoke transaction structuring. He has expertise in transitioning private businesses to public companies, particularly in energy and mining and holds a directorship in a private company. Mr. Leclerc is highly skilled in physical markets and has strong connections with major trading houses. Mr. Leclerc has received his Masters of Science degree in Economics from Universite Paris Dauphine in 2006 and his Masters of Science degree in Finance from London School of Economics in 2008.

Trumbull Fisher has served as a director since April 8, 2024. Mr. Fisher is a capital markets professional with over 15 years of experience both working at investment banks and in investment management. He has experience raising capital for small cap companies while working for institutional investment banks and working with start-up companies. Between March 2019 and September 2022, he served as the chief executive officer and a director of New Wave Esports Corp. (CSE: NWES) and since August 2022, he has been serving as the chief executive officer and a director of Green Shift Commodities Ltd. (TSXV: GCOM.V). Mr. Fisher has vast experience on both public and private boards in addition to holding other roles which include, chairman, chief executive officer, president, and advisor to both public and private companies. Mr. Fisher has received his bachelor’s degree in law from Carleton University in 2005.

Janet Meiklejohn has served as a director since February 11, 2026. Ms. Meiklejohn is an experienced financial executive and director with more than 30 years of experience in corporate finance, institutional equity sales, and senior leadership roles. From 1997 to 2015 she was in institutional equity sales with several leading Canadian investment banks, including Salman Partners, Desjardins Financial, National Bank and Macquarie participating in more than $20 billion of financings. From 2015 to 2018, she was a Principal at Emerald Capital providing investor relations and corporate development advisory services to mining and biotech companies. From 2018 to 2024, Ms. Meiklejohn held Chief Financial Officer and Director of Finance roles with several public and private companies, including Canada Rare Earth Corp., Empress Royalty Corp., The Very Good Food Company Inc., and Renaissance Bioscience

Inc., where she was responsible for financial reporting, capital raising, investor relations, compliance, and strategic planning. From 2024 to present, Ms. Meiklejohn has been providing corporate development advisory services to Forum Energy Metals in connection with their acquisition in August 2025. She also currently serves as a director and audit committee chair of Impact Silver Corp. since August 2024; a director of Horizon West Infrastructure Fund since March 2024, and a director of Baselode Energy (previously Forum Energy Metals) since 2021. Ms. Meiklejohn holds an MBA from the Richard Ivey School of Business, a BBA from the University of Regina, and is a Chartered Professional Accountant (CPA, CA).

Tomas De Pablos Souza has served as a director since February 11, 2026. Mr. De Pablos Souza is a seasoned entrepreneur in mining market, specifically lithium, and has been part of the founding team of two lithium projects now in production. Mr. De Pablos Souza began his career with Minera EXAR S.A. (a joint venture between Lithium Americas Corp and Ganfeng S.A.), contributing to the Cauchari project in Jujuy. In 2015, he co-founded Liex S.A. and co-led its sale to Zijin Mining Group in 2022 for CAD$900 million. Since May 2024, Mr. De Pablo Souza serves as a board member and Senior Leadership Team advisor for Liex, and as a consultant for Andina Mining. Mr. Souza received his Bachelor’s degree in Law from Universidad Argentina de la Empresa in 2006.

Director Independence

The Board evaluates the independence of each nominee for election as a director in accordance with the listing rules of the NYSE American LLC (the “NYSE American”) set forth in the NYSE American Company Guide. Pursuant to these rules, a majority of the Board must be “independent directors” within the meaning of the NYSE American Company Guide, and all directors who sit on the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee must also be independent directors.

The NYSE American definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company or its subsidiaries and has not received certain payments from, or engaged in various types of business dealings with the Company. In addition, as further required by the NYSE American, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management.

As a result, the Board has affirmatively determined that each of Janet Meiklejohn, Maxime Leclerc and Tomas De Pablos Souza are independent in accordance with the NYSE American rules. The Board has also affirmatively determined that all members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are independent directors.

Board Committees

The committees of the Board consists of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board has adopted a charter for each of these committees, which complies with the applicable NYSE American rules. Copies of the charters for each committee are publicly available on the Company’s website at www.jaguaruranium.com. This reference to the Company’s website does not include or incorporate by reference the information on or available through that website into this Proxy Statement.

Audit Committee

The Audit Committee is comprised of Janet Meiklejohn, Maxime Leclerc and Tomas De Pablos Souza. The Board has determined that each Audit Committee member satisfies the requirements for independence under the applicable rules and regulations of the SEC and the NYSE American. All of the members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE American. Janet Meiklejohn is the chair of the Audit Committee. The Board has determined that each of Janet Meiklejohn, Maxime Leclerc and Tomas De Pablos Souza qualifies as an “audit committee financial expert” as defined in the applicable SEC rules and has the requisite financial sophistication as defined under the applicable NYSE American rules and regulations.

The Audit Committee has adopted a written charter that sets out its duties and responsibilities. The Audit Committee is responsible for, among other things:

•        overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•        selecting, retaining, compensating, and overseeing the Company’s independent auditors and, if necessary, terminating their services;

•        reviewing the independent auditors’ qualifications, performance, and independence, and assuring proper rotation of lead audit partners;

•        pre-approving all audit and permitted non-audit services provided by the Company’s independent auditors;

•        reviewing and discussing the company’s annual and quarterly financial statements, as well as significant accounting issues and financial reporting risks;

•        reviewing internal controls over financial reporting and disclosure controls, including material weaknesses and deficiencies, and management’s response to such issues;

•        monitoring the Company’s compliance with applicable legal and regulatory requirements, and overseeing the Company’s policies for managing significant risks, including financial and cybersecurity risks;

•        establishing procedures for handling complaints regarding accounting and auditing matters, and the confidential submission of employee concerns;

•        producing the audit committee report to be included in the Company’s annual proxy statement; and

•        reviewing and approving related party transactions and conflict-of-interest situations.

The Audit Committee has the authority to retain outside advisors as necessary to fulfill its duties and responsibilities.

Compensation Committee

The Compensation Committee is comprised of Janet Meiklejohn, Maxime Leclerc and Tomas De Pablos Souza. The Board has determined that each Compensation Committee member satisfies the requirements for independence under the applicable rules and regulations of the SEC and the NYSE American. The Compensation Committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to the Company’s directors and executive officers.

The Compensation Committee’s duties, which is specified in the Compensation Committee charter, include, among other things:

•        reviewing and approving, on an annual basis, corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of these goals, and determining the CEO’s compensation based on the evaluation;

•        reviewing and recommending to the Board the compensation of all other executive officers, considering the results of the most recent shareholder advisory vote on executive compensation;

•        reviewing and making recommendations on incentive compensation and equity-based plans, as well as administering these plans, including the granting of awards and setting the terms and conditions of such grants;

•        reviewing the Company’s executive compensation policies and discussing the compensation discussion and analysis for inclusion in the Company’s annual report and proxy statement;

•        reviewing and recommending employment agreements, severance arrangements, and change-in-control benefits for the CEO and other executive officers;

•        reviewing stock ownership guidelines for executives and monitoring compliance with the Compensation Committee charter;

•        reviewing compensation arrangements to ensure they do not encourage excessive risk-taking and discussing the relationship between risk management and compensation policies;

•        overseeing engagement with shareholders and proxy advisory firms on executive compensation matters; and

•        reviewing director compensation and benefits annually and making recommendations to the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Janet Meiklejohn, Maxime Leclerc and Tomas De Pablos Souza. The Board has determined that each Nominating and Corporate Governance Committee member satisfies the requirements for independence under the applicable rules and regulations of the SEC and the NYSE American. The Nominating and Corporate Governance Committee’s duties, which is specified in the Nominating and Corporate Governance Committee charter include, among other things:

•        identifying and evaluating candidates for the Board, including nominations by shareholders and recommendations to the Board for approval;

•        recommending the composition and chairmanship of the Board committees and making recommendations regarding the selection of candidates to fill vacancies;

•        developing and recommending corporate governance guidelines, policies, and practices, and reviewing them annually for potential updates;

•        overseeing the evaluation process for the board and its committees, including an annual assessment of their performance;

•        reviewing director compensation and benefits annually and recommending any necessary changes to the Board; and

•        overseeing orientation programs for new directors and continuing education programs for current directors.

Family Relationships

There are no familial relationships among any of the Company’s directors or executive officers.

The Company’s Code of Conduct and Ethics, which covers all employees (including the Company’s executive officers), meets the requirements of the SEC rules promulgated under Section 406 of the Sarbanes-Oxley Act of 2002. The Code of Conduct and Ethics is available on the Company’s website at https://www.https://jaguaruranium.com/investors/, and copies are available to shareholders without charge upon written request to the Company (attention: Corporate Secretary) at the Company’s principal executive offices. Any substantive amendment to the Code of Conduct and Ethics or any waiver of the Code granted to the Company’s executive officers will be posted on the Company’s website at https://www.https://jaguaruranium.com/investors/ within five business days (and will be retained on the website for at least one year). These references to the Company’s website does not include or incorporate by reference the information on or available through that website into this Proxy Statement.

Director Term Limits

All directors cease to hold office immediately before the election or appointment of directors, but are eligible for re-election or re-appointment. The Company has not adopted term limits for the directors of the Board as term limits could result in the loss of directors who have been able to develop, over a period of time, significant insight into the Company and its operations and an institutional memory that benefits the Board as well as the Company and its shareholders.

Board Meetings

During the fiscal year ended December 31, 2025, the Board met four times. All directors attended 75% or more of the aggregate number of meetings of the Board. The directors are strongly encouraged to attend shareholder meetings.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale, and other dispositions of the Company’s securities by directors, senior management, and employees. A copy of the insider trading policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Shares to file reports of ownership and changes of ownership of such securities with the SEC.

Based solely on a review of the reports received by the SEC, the Company believes that, during the fiscal year ended December 31, 2025, the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Communications with the Board

If you wish to communicate with any of the Company’s directors or the Board as a group, you may do so by writing to them at Name(s) of Director(s)/Board of Jaguar Uranium Corp., 1250, 639 – 5th Ave. SW, Calgary, Alberta T2P 0M9. All correspondence received by the Secretary will be forwarded by the Secretary promptly to the addressee(s).

PROPOSAL 1: ELECTION OF DIRECTORS

The Board is currently composed of six (6) members. Directors hold office until the next annual meeting of shareholders of the Company or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Nominees for Director

The Nominating and Corporate Governance Committee recommended, and the Board approved Luis Ducassi, Steven Gold, Maxime Leclerc, Trumbull Fisher, Janet Meiklejohn, Tomas De Pablos Souza as nominees for election as directors at the 2026 Annual Meeting to hold office for a one-year term until the Company’s annual meeting of shareholders to be held in 2027. For more information concerning the nominees, please see the biographical information in the section “Corporate Governance — Biographical Information for Directors” above.

The director nominees have consented to be named as nominees in this Proxy Statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six (6) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next annual meeting of shareholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. Except for the agreement providing for director nomination rights to IsoEnergy and Green Shift disclosed in the section “Corporate Governance — Board Composition” above, there are no arrangements or understandings between any of the Company’s directors and any other person under which any director was selected to serve as a director of the Company. There are no family relationships among the Company’s directors or officers.

Vote Required

If a quorum is present, the director nominees will be elected by a plurality of the votes of the Common Shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The six Company nominees receiving the highest number of affirmative votes will be elected directors of the Company.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE EQUITY INCENTIVE PLAN

The Equity Incentive Plan was previously adopted by the Company’s shareholders on January 6, 2026. On June 25, 2026, the Board approved Amendment No. 1 (“Amendment No. 1”), subject to shareholder approval, to expand the maximum number of Shares that may be issued in respect of incentive awards (“Awards”) under the Plan from the current 10% of the Shares (on a fully diluted basis) issued and outstanding on the date of the Award grant to 15% of the Shares (on a fully diluted basis) issued and outstanding on the date of the Award grant.

Rationale for Amendment No. 1

The Board has determined that it is desirable to provide for an increased number of Awards to attract, retain and motivate employees, directors, officers and consultants of the Company (as such terms are defined in the Equity Incentive Plan). Amendment No. 1 is designed to provide for this. The Equity Incentive Plan or the “Plan” permits the grant of Options and RSUs and Other Share-Based Awards to eligible Participants (as defined in the Equity Incentive Plan).A copy of the Equity Incentive Plan, as proposed to be amended by Amendment No. 1 is attached as Annex A to this Proxy Statement and is incorporated herein by reference.

Vote Required for Approval

A majority of the votes cast is required to approve Amendment No. 1 to the Equity Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT NO. 1 TO THE EQUITY INCENTIVE PLAN.

PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS

Introduction

On June 25, 2026, the Company appointed Davidson & Company LLP, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For the fiscal years ended December 31, 2025 and December 31, 2024, Summit Group served as the Company’s independent auditor. Summit Group’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period up to and including the date of Davidson’s engagement, there were no (i) disagreements between the Company and Summit Group and the Company and DNTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Summit Group or DNTW to make reference to the subject matter of such disagreements in connection with their report on the Company’s consolidated financial statements, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. On June 25, 2026, Summit Group furnished a letter stating it read and agreed with the Company’s characterization of its reasons for dismissing Summit Group.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period up to and including the date of Davidson’s engagement, neither the Company nor anyone on its behalf has consulted Davidson with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with Summit Group, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Board is requesting that the shareholders ratify this appointment. If the shareholders ratify this appointment, the Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of the Company’s shareholders. If the shareholders do not ratify this appointment, the Board may reconsider, but might not change, its appointment. The Company does not expect representatives of Davidson or Summit Group to be present at the Annual Meeting.

The following table provides information regarding the fees billed to the Company by Summit Group and DNTW in the fiscal years ended December 31, 2025, and December 31, 2024:

	For the fiscal years ended
	December 31, 2025	December 31, 2024
Audit Fees(1)	$108,000	$92,282
Audit Related Fees(2)	10,000	10,000
Tax Fees(3)	—	—
Total Fees	$118,000	$102,282

____________

(1)      Audit Fees consist of audit of annual financial statements and review of financial statements.

(2)      Audit Related Fees consist of the review and consents associated with prospectus offerings.

(3)      Tax Fees consist of preparation fees associated with preparing Corporate federal income tax returns.

Pre-Approval Policies and Procedures

The Audit Committee charter sets out procedures regarding the provision of non-audit services by the Company’s independent chartered professional accountants. This policy encourages consideration of whether the provision of services other than audit services is compatible with maintaining the auditor’s independence and requires Audit Committee pre-approval of permitted non-audit and non-audit related services.

Vote Required

The selection of the Company’s independent registered public accounting firm for the year ending December 31, 2026 will be ratified upon the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on this proposal. Abstentions will have no effect on the vote on such matter. However, brokerage firms have authority to vote customers’ unvoted Common Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Board Recommendation

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITORS.

DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The Company’s executive officers as of and for the year ended December 31, 2025, whom the Company refers to as its “named executive officers” were:

•        Luis Ducassi, Executive Chairman

•        Steven Gold, President and Chief Executive Officer

•        William Avery, Chief Financial Officer

The following is certain biographical information describing the business experience of the named executive officers as of the date of this Proxy Statement who do not serve as directors:

William Avery has served as Chief Financial Officer since June 1, 2024. Since September 2023, Mr. Avery has been operating his own wholly-owned business, Avery Professional Corporation, which provides CFO consulting services. While providing consultancy to companies, Mr. Avery is also named as the Chief Financial Officer of PharmAla Biotech Holdings Inc., a Canadian public company. Mr. Avery has nearly 20 years of experience in public accounting and corporate finance, including eleven years as a partner at MNP LLP, a leading national accounting firm in Canada. From 2016 to 2023, he served as the Regional Public Companies Leader in Toronto, Ontario, where he specialized in helping companies go public in both the United States and Canada, as well as cross-listing, across a wide variety of industries. Prior to that, he held the position of Human Capital Leader in Mississauga, Ontario, from 2014 to 2016. Mr. Avery is a CPA (Canada) and CPA (New York) with expertise in U.S. GAAP and IFRS. Since leaving public accounting, he has worked as CFO and financial consultant to both private and public companies, providing strategic financial leadership to businesses pursuing public listings. Mr. Avery has received his Honors Arts Accountancy Coop and Post-Baccalaureate Diploma in Accounting from University of Waterloo in 2005.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2025, and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Luis Ducassi	2025	135,000	75,000	—	—	210,000
Executive Chairman	2024	13,168	—	118,630	—	131,798
Steven Gold(1)	2025	163,500	75,000	—	—	238,500
President, Chief Executive Officer	2024	69,815	—	301,518	—	371,333
William Avery(2)	2025	150,000	75,000	—	—	225,000
Chief Financial Officer	2024	49,500	2,500	188,200	—	240,200

____________

(1)      The salary for Steven Gold consisted of payments made to 2335350 Ontario Inc.

(2)      The salary for William Avery consisted of payments made according to the terms of a consulting contract to Avery Professional Corporation.

(3)      Amounts shown in this column represent the aggregate grant date fair value of the stock options awarded to the named executive officers in fiscal years 2025 and 2024. These values have been determined in accordance with FASB ASC Topic 718 using a Black-Scholes model. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the disclosures for share-based compensation and granted option awards contained in Note 3 and Note 8 to the Company’s consolidated financial statements included elsewhere in this registration statement. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officers upon exercise of the stock options.

Narrative Disclosure to Summary Compensation Table

Employment Agreements and Arrangements

The Company has entered into written executive employment agreements (each, an “Employment Agreement”) with each of Luis Ducassi, Steven Gold and William Avery, which became effective on August 1, 2025. Some of the terms of the Employment Agreements include:

•        Prior Consulting Relationship:    Each executive previously provided services to the Company as an independent contractor pursuant to a consulting agreement. The consulting agreements were mutually terminated effective as of the date each executive commenced full-time employment.

•        Position and Duties:    Each executive is employed in a senior leadership role appropriate to their title, with responsibilities customary to such position and as otherwise assigned by the Chief Executive Officer or the Board. Executives may be appointed to other positions with affiliates or investee companies without additional compensation.

•        Base Salary:    Executives are entitled to an annual base salary of $250,000, $250,000 and $200,000 for each of Luis Ducassi, Steven Gold and William Avery, respectively, subject to periodic review but not subject to decrease during the term of employment.

•        Bonus:    Executives are eligible to receive annual discretionary bonuses under any applicable management incentive plan adopted by the Company. In the year in which the Company completes a Liquidity Event (as defined in each of the Employment Agreements), each executive is entitled to a guaranteed bonus equal to 75% of their base salary, payable within 30 days of the closing of such event.

•        Equity Compensation:    Executives are entitled to participate in the Equity Incentive Plan and may receive grants of stock options, restricted stock units, performance stock units or other equity awards as determined by the Board. Equity awards vest in full upon termination without cause or resignation for good reason.

•        Liquidity Event Equity Grant:    Upon the closing of a Liquidity Event (as defined in each of the Employment Agreements), Luis Ducassi, Steven Gold and William Avery will receive 250,000, 250,000 and 200,000 options, respectively, to purchase Common Shares at the Liquidity Event (as defined in each of the Employment Agreements) price.

•        Change of Control:    Upon the occurrence of a Change of Control Event (as defined in each of the Employment Agreements), each of Luis Ducassi, Steven Gold and William Avery, respectively, will receive 500,000, 500,000 and 350,000 deferred stock units. If such event results in the executive’s termination without cause or resignation for good reason, the deferred stock units will be replaced by the same amount of restricted stock units for each of the executives, which shall fully vest immediately.

•        Severance:    If the Company terminates an executive’s employment without cause or if the executive resigns for good reason, and subject to execution of a release, the executive is entitled to: (i) a lump sum severance payment equal to twenty-four, twenty-four and eighteen months of base salary, for each of Luis Ducassi, Steven Gold and William Avery, respectively, reduced by any Ontario Employment Standards Act, 2000 (“ESA”) notice and severance entitlement; and (ii) payment of the executive’s guaranteed bonus (in the case of William Avery, multiplied by 0.5).

•        Benefits and Perquisites:    Executives are eligible to participate in all Company benefit plans made generally available to similarly situated employees, subject to plan terms and applicable eligibility requirements.

•        Vacation:    Each executive accrues five weeks (25 business days) of paid vacation annually, pro-rated for partial years.

•        Restrictive Covenants:    The Employment Agreements include customary confidentiality, non-disparagement, assignment of intellectual property rights, and non-solicitation provisions. Non-solicitation obligations apply for 12 months following termination.

•        Employment at Will with ESA Minimums:    The Company may terminate an executive’s employment at any time with or without cause, in accordance with the minimum requirements under the ESA, and any enhanced entitlements are conditioned upon execution of a release of claims.

Outstanding Equity Awards at the Fiscal Year-End

The following table sets forth information concerning the equity awards of the named executive officers as of December 31, 2025.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date (D-M-Y)
Luis Ducassi	26,320	8,680	8,680	$4.00	30-Jun-29
	13,155	19,845	19,845	$5.00	25-Sep-29
Steven Gold	89,860	10,140	10,140	$2.00	15-Mar-29
	26,320	8,680	8,680	$4.00	30-Jun-29
	13,155	19,845	19,845	$5.00	25-Sep-29
William Avery	38,420	11,580	11,580	$4.00	18-Jun-29
	12,840	12,160	12,160	$5.00	28-Aug-29
	13,155	19,845	19,845	$5.00	25-Sep-29

Director Compensation

The following table provides information concerning the compensation of each director on the Board who did not serve as a named executive officer as of the year ended December 31, 2025.

Name	Fees earned or paid in cash ($)	Option award ($)	All other compensation ($)	Total ($)
Jose Vizquerra(1)	—	—	—	—
Maxime Leclerc	—	—	—	—
Trumbull Fisher	—	—	—	—

____________

(1)      Mr. Vizquerra resigned as a member of the Board on August 1, 2025.

Narrative Disclosure to Director Compensation Table

Subsequent to December 31, 2025, as of February 11, 2026, the date of completion of the Company’s initial public offering, the compensation of the members of the Board is $5,000 per month.

Employee Benefit Plans

Equity Incentive Plan

The Company previously maintained a stock option plan that was approved on March 15, 2024 (the “Prior Stock Option Plan”). Effective February 11, 2026, the Board adopted and approved the Jaguar Uranium Corp. 2025 Equity Incentive Plan, which replaced the Prior Stock Option Plan. Awards previously granted under the Prior Stock Option Plan remain outstanding in accordance with their terms and are included in determining the number of Common Shares available for issuance under the 2025 Equity Incentive Plan.

The 2025 Equity Incentive Plan is designed to align the interests of officers, employees, and other eligible service providers with those of the shareholders and to help the company attract and retain qualified personnel. It also aims to associate part of the compensation for these individuals with the returns achieved by shareholders.

Administration.    The 2025 Equity Incentive Plan is administered by the Board, which has broad authority to interpret the 2025 Equity Incentive Plan, grant awards, and establish the terms and conditions for each award. The Board can delegate its authority as necessary, provided it complies with applicable law.

Share Reserve.    The total number of shares available under the 2025 Equity Incentive Plan is limited to 10% of the issued and outstanding shares of the Company. This percentage includes shares from other security-based compensation plans. Certain limits apply to insiders, preventing them from receiving more than 10% of the total shares issued at any time.

Types of Awards.    Awards under the 2025 Equity Incentive Plan may include options, restricted share units (RSUs), and performance share units (PSUs). Each award type comes with specific vesting, performance, and exercise conditions, as outlined in individual grant agreements.

Transferability.    Awards under the 2025 Equity Incentive Plan cannot be transferred or assigned, except under limited conditions such as death or legal succession.

Change in Control.    In the event of a change in control, outstanding awards may vest early or be adjusted depending on the specifics of the transaction and the participant’s relationship with the Company.

Amendment and Termination.    The 2025 Equity Incentive Plan can be amended or terminated by the Board at any time, but any changes that negatively impact participant rights require their consent unless the changes are necessary for legal compliance. Certain amendments, such as increasing the number of shares issuable or changing eligibility criteria, require shareholder approval.

Clawback Provisions.    The 2025 Equity Incentive Plan includes provisions for recoupment of awards if a participant engages in misconduct, breaches restrictive covenants, or if the company is required to restate its financial statements.

In 2024, the Company’s Executive Chairman Mr. Ducassi was granted 35,000 options exercisable at $4.00 and expiring on June 30, 2029 and 33,000 options exercisable at $5.00 expiring on September 25, 2029, Company’s President and Chief Executive Officer Mr. Gold was granted 100,000 options exercisable at $2.00 and expiring on March 15, 2029, 35,000 options exercisable at $4.00 and expiring on June 30, 2029, and 33,000 options exercisable at $5.00 and expiring September 25, 2029, and Company’s Chief Financial Officer Mr. Avery was granted 50,000 options exercisable at $4.00 and expiring June 18, 2029, 25,000 options exercisable at $5.00 and expiring on August 28, 2029, and 33,000 options exercisable at $5.00 and expiring on September 25, 2029.

Also in 2024, the Company’s directors received option awards for their service on the Board under the Stock Option Plan. These option awards are discretionary and not granted pursuant to a formal Board compensation policy. On June 30, 2024, Jose Vizquerra, Maxime Leclerc, and Trumbull Fisher were each granted 35,000 options with an exercise price of $4.00 and a five-year term. Additionally, on September 25, 2024, Jose Vizquerra, Maxime Leclerc, and Trumbull Fisher were each granted 18,000 options with an exercise price of $5.00 and a five-year term.

Compensation Committee Interlocks and Insider Participation

No person who has served as a member of the Compensation Committee during the last completed fiscal year (i) was, during that fiscal year, an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K.

No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of the Company.

No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of the Company.

No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director of the Company.

Clawback Policy

In connection with the Company’s initial public offering, the Board adopted a clawback policy (the “Clawback Policy”). The Clawback Policy is designed to comply with Rule 10D-1 of the Exchange Act and NYSE American rules, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The Clawback Policy applies to the Company’s current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a financial reporting measure (as defined in the Clawback Policy) is subject to recoupment. A copy of the Clawback policy is filed as Exhibit 97 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 27, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of the Common Shares by:

•        each person who is the beneficial owner of more than 5% of the outstanding Common Shares;

•        each of the Company’s named executive officers;

•        each of the Company’s directors; and

•        all of the Company’s current named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting (which includes the power to vote or to direct the voting of) or investment power (which includes the power to dispose of or to direct the disposition of) of that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

The beneficial ownership of the Common Stock is based on 20,193,777 Common Shares issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Directors, Director Nominees and Named Executive Officers
Luis Ducassi, Executive Chairman(2)	528,000	2.61%
Steven Gold, President, Chief Executive Officer(3)	293,000	1.43%
William Avery, Chief Financial Officer(4)	108,000	*
Maxime Leclerc, Director(5)	63,000	*
Trumbull Fisher, Director(6)	53,000	*
Janet Meiklejohn, Director Nominee	—	—
Tomas De Pablos Souza, Director Nominee	—	—
All directors, director nominees and executive officers as a group (7 persons)	1,045,000	5.14%
5% Beneficial Holders
Beaconsfield Ventures Ltd.(7)	1,860,834	7.96%
Green Shift Commodities Ltd.(8)	5,048,444	25.00%
IsoEnergy Ltd. (Consolidated Uranium Inc.)(9)	3,253,150	16.11%
Sachem Cove Special Opportunities Fund LP(10)	1,079,645	5.34%

____________

*        Indicates beneficial ownership of less than 1% of the total issued and outstanding Common Shares.

(1)      Unless otherwise noted, the business address of each of the following is 3-1136 Centre Street, Thornhill, Ontario, L4J 3M8 Canada.

(2)      The number of Common Shares beneficially owned includes 35,000 options exercisable at $4.00 per Common Share and expiring on June 30, 2029, 33,000 options exercisable at $5.00 per Common Share and expiring on September 25, 2029.

(3)      The number of Common Shares beneficially owned includes 100,000 options exercisable at $2.00 per Common Share and expiring on March 15, 2029, 35,000 options exercisable at $4.00 per Common Share and expiring on June 30, 2029, and 33,000 options exercisable at $5.00 per Common Share and expiring on September 25, 2029. The number of Common Shares beneficial owned also includes 75,000 warrants held by Steven Gold’s spouse Jodi Kaufman exercisable at $1.00 per Common Share and expiring on December 14, 2029, which are deemed to be beneficially owned by Steven Gold.

(4)      The number of Common Shares beneficially owned includes 50,000 options exercisable at $4.00 per Common Share and expiring on June 18, 2029, 25,000 options exercisable at $5.00 per Common Share and expiring on August 28, 2029, and 33,000 options exercisable at $5.00 per Common Share and expiring on September 25, 2029.

(5)      The number of Common Shares beneficially owned includes 35,000 options exercisable at $4.00 per Common Share and expiring on June 30 2029, and 18,000 options exercisable at $5.00 per Common Share and expiring on September 25, 2029.

(6)      The number of Common Shares beneficially owned includes 35,000 options exercisable at $4.00 per Common Share and expiring on June 30 2029, and 18,000 options exercisable at $5.00 per Common Share and expiring on September 25, 2029.

(7)      Chris Irwin has voting and investment control over the Common Shares held by Beaconsfield Ventures Ltd. The address of Beaconsfield Ventures Ltd. is 397 Russell Hill Road, Toronto, Ontario M4V 2M3. The number of Common Shares beneficially owned includes 216,667 warrants exercisable at $1.00 per Common Share and expiring on December 14, 2029, and 450,000 warrants exercisable at $5.05 per Common Share and expiring on June 17, 2028. Chris Irwin has voting and investment control over the Common Shares held by 2679656 Ontario Inc. The address of 2679656 Ontario Inc. is 39 Shank Street, Suite 322, Toronto, Ontario M6J 3X3. The number of Common Shares beneficially owned includes 100,000 warrants exercisable at $1.00 per Common Share and expiring on December 14, 2026.

(8)      Green Shift Commodities Ltd. is a publicly traded company on the TSX Venture Exchange and the OTCQB. Its address is 303 – 217 Queen St. West, Toronto, ON Canada M5V 0R2.

(9)      IsoEnergy Ltd. is a publicly traded company on the Toronto Stock Exchange and the OTCQX. Its address is 217 Queen St. West, Unit 401, Toronto, ON Canada M5V 0R2. Consolidated Uranium Inc. is a wholly-owned subsidiary of IsoEnergy Ltd.

(10)    The number of Common Shares beneficially owned includes 70,000 warrants exercisable at $5.05 per Common Share and expiring on January 15, 2028. Sachem Cove Partners LLC is the General Partner of Sachem Cove Special Opportunities Fund LP. Timothy Rotolo is the principal of the general partner of Sachem Cove Special Opportunities Fund LP. The address of Sachem Cove Special Opportunities Fund LP is 44 Main Street, Cold Spring Harbor, New York, New York 11724.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing by Jaguar Uranium Corp. under the Securities Act or the Exchange Act.

The Audit Committee oversees the Company’s independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of the Company’s financial statements, its compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements.

In fulfilling its oversight responsibilities, the Audit Committee:

•        reviewed and discussed the Company’s financial statements as of and for the fiscal year ended December 31, 2025 with management and Summit Group;

•        discussed with Summit Group the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•        received the written disclosures and the letter from Summit Group required by the applicable requirements of the PCAOB; and

•        discussed the independence of Summit Group with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements and related notes thereto be included in the Company’s 2025 Annual Report for filing with the SEC.

Submitted by the Audit Committee:

Janet Meiklejohn (Chair)

Maxime Leclerc

Tomas De Pablos Souza

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions within the last two years, to which the Company was or is to be a participant, in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years; and (ii) any of the Company’s directors, executive officers or holders of more than 5% of the Company’s capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the heading “Directors and Executive Officers” in this Proxy Statement.

Policy Regarding Related Party Transactions

The Board has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers listed on the NYSE American. Under such policy:

•        Any related party transaction, and any material amendment or modification to a related party transaction, must be reviewed and approved or ratified by the Audit Committee, which is composed solely of independent directors who are disinterested.

•        Any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee or recommended by the Compensation Committee to the Board for approval.

•        The Audit Committee or disinterested directors, as applicable, will review and examine the name of the related party and the basis on which the person is a related party, the material terms of the transaction, including the approximate dollar value of the amount involved and all material facts regarding the related party’s direct or indirect interest in, or relationship to, the related party transaction.

•        The Audit Committee or disinterested directors, as applicable, will determine whether the related party transaction was undertaken in the ordinary course of business and whether the terms are comparable to those that would have been reached with an unrelated third party.

If the Company becomes aware of a related party transaction that has not been approved under the policy, the transaction will be reviewed in accordance with the policy’s procedures. If not ratified, additional actions, including immediate discontinuation or rescission of the transaction, may be directed by the Audit Committee.

Transactions with Related Persons

Other than the employment arrangements with the Company’s named executive officers, the issuances of equity awards to the Company’s executive officers and directors, and the transactions related to the acquisitions of its subsidiaries, there were no related party transactions during the years ended December 31, 2025 and 2024.

Investor Agreements

Prior to the completion of the Company’s initial public offering, the terms and conditions of a Unanimous Shareholders’ Agreement, dated March 1, 2023, among the Company and each of the shareholders party thereto (the “Shareholders’ Agreement”) imposed restrictions on the transfer of Common Shares by such shareholders. The Shareholders’ Agreement terminated in accordance with its terms in February 2026 upon completion of the Company’s initial public offering.

Pursuant to the IsoEnergy IRA, IsoEnergy is entitled to participate in future equity financings, including the issuance of equity securities or securities convertible into or exercisable for equity securities in any public or private offering, on terms consistent with those offered to other investors, subject to certain exceptions, including issuances of securities (a) under the Company’s existing or future share-based incentive plans, (b) upon the exercise or conversion of previously issued convertible or exchangeable securities, (c) in connection with acquisitions, business combinations, or other asset transactions, and (d) through a rights offering made available to all shareholders.

IsoEnergy is also entitled to nominate one director to the Board. The nominee, who may be a director or officer of IsoEnergy, is not required to meet independence criteria. The Company is required to take all necessary steps to ensure the appointment of IsoEnergy’s nominee to the Board, who will receive the same compensation, indemnification, and benefits as the other directors.

The IsoEnergy IRA will terminate when IsoEnergy’s ownership percentage in the Company falls below 5%. Upon termination, all rights and obligations under the agreement will cease.

Pursuant to the Berlin Project SPA”, Green Shift was granted the right to nominate a number of directors to the Board proportionate to the combined shareholdings of Green Shift and GEI (including their respective affiliates), rounded down to the nearest whole number. Based on their current combined shareholding of approximately 20% of the Common Shares on an undiluted basis, Green Shift would be entitled to nominate one director to the Board.

Green Shift nominated Trumbull Fisher to serve on the Board pursuant to its rights under the Berlin Project SPA. IsoEnergy has not exercised its nomination rights to nominate a director to the Board as of the date of this Proxy Statement.

SHAREHOLDER PROPOSALS

Any shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2027 annual meeting of shareholders must be received by the Company not less than 120 days prior to the one-year anniversary of the date of this Proxy Statement for inclusion in next year’s proxy statement and proxy card. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Jaguar Uranium Corp., 3-1136 Centre Street Thornhill, Ontario Canada L4J 3M8, Attention: Secretary.

Shareholder proposals to be presented at the Annual Meeting, other than shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2027 annual meeting of shareholders, must be presented and received in accordance with the applicable requirements of the provisions of the BCBCA, the Exchange Act and the rules and regulations promulgated thereunder, and the Company’s Articles. The Company’s Articles do not contain a separate advance notice provision prescribing a deadline or informational requirements for shareholder proposals or director nominations.

The BCBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals, including shareholder proposals for director nominees, to the Company, which proposals may be included in the Company’s management information circular and proxy statement. To be considered for inclusion in the proxy statement for the annual meeting of shareholders of the Company, any such shareholder proposal under the BCBCA must be:

(a)     signed by the submitter and qualified shareholders who, together with the submitter, are, at the time of signing registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1/100 of the issued Common Shares that carry the right of vote at general meetings or having a market value in excess of $2,000;

(b)    received by the Company at least three months before the anniversary date of the last annual meeting of shareholders; and

(c)     accompanied by declarations of those making the proposal and their supporters declaring the number of Common Shares carrying the right to vote at general meetings that are owned by the signatories and the names of the registered holders of the Common Shares, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2027 annual meeting of shareholders of the Company.

The shareholder must update and supplement its notice to the Company of his or her intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date for shareholders entitled to vote at the meeting and as of the date that is 10 days prior to the meeting or any adjournment or postponement thereof. Any such update and supplement should be mailed at least five days after the record date and no later than eight business days prior to the date of the meeting to: Jaguar Uranium Corp., 3-1136 Centre Street Thornhill, Ontario Canada L4J 3M8, Attention: Secretary.

For the 2027 annual meeting of shareholders, the Company will be required pursuant to Rule 14a-19 under the Exchange Act to include on its proxy card all nominees for director for whom the Company has received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting shareholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have Common Shares registered in the names of a nominee and, if so, the Company will reimburse such banks, brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by the Company’s officers and employees may also be made of some shareholders in person or by mail, telephone, e-mail, or other form of electronic communication following the original solicitation.

The Company has engaged Odyssey to host the virtual meeting and to manage the production and distribution of this Proxy Statement. The Company expects to pay Odyssey approximately $5,200 for their services.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow the Company or shareholders’ brokers to send a single notice or, if applicable, a single set of the Company’s proxy materials to any household at which two or more shareholders reside, if the Company or shareholders’ brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and the Company. It reduces the volume of duplicate information received by shareholders in the same household and helps to reduce the Company’s expenses. This rule applies to the Company’s notices, annual reports, proxy statements and information statements.

As such, owners of Common Shares in street name may receive a notice from their broker or bank stating that only one annual report or proxy statement will be delivered to multiple security holders sharing an address. However, if any shareholder residing at such an address wishes to receive a separate annual report or proxy statement, the Company will promptly deliver a separate copy to any shareholder upon written or oral request to the investor relations department at Jaguar Uranium Corp., 3-1136 Centre Street Thornhill, Ontario Canada L4J 3M8 or by telephone at (416) 648-4065.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the Company’s interest and the shareholders.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your Common Shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR COMMON SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC maintains an internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers, including the Company, who file electronically with the SEC.

In addition, the Company makes available, free of charge, these documents and the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on the “Investor Center” section of our website at https://jaguaruranium.com/investors. This reference to the Company’s website does not include or incorporate by reference the information on or available through that website into this Proxy Statement. You may also obtain copies of this Proxy Statement and 2025 Annual Report, free of charge, by sending a written request to: Attention: Secretary, Jaguar Uranium Corp., 1250, 639 – 5th Ave. SW, Calgary, Alberta T2P 0M98. Exhibits to the 2025 Annual Report will be provided upon written request and payment of an appropriate processing fee.

Form of Proxy – Annual General Meeting to be held on September 22, 2026 JAGUAR URANIUM CORP. Appointment of Proxyholder I/We being the undersigned holder(s) of JAGUAR URANIUM CORP. hereby appoint Steven Gold, or failing this person, Luis Ducassi Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: 1310 – 1140 West Pender St Vancouver BC V6E 4G1 OR As my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of JAGUAR URANIUM CORP. to be held virtually via Zoom https://us06web.zoom.us/meeting/register/D4jmbiQDQna8ZdM8oQ9xMg at 10:00 a.m. (Eastern Standard Time), on Tuesday, September 22, 2026 or at any adjournment thereof. 1. Election of Six (6) Directors. a. Luis Ducassi d. Janet Meiklejohn For Withhold b. Steven Gold e. Max Leclerc c. Trumbull Fisher f. Tomas De Pablos Souza 2. Amendment to the Company Equity Incentive Plan. To amend the Company’s Equity Incentive Plan to expand the maximum number of Shares that may be issued in respect of incentive awards (“Awards”) under the Plan from the current 10% of the Shares (on a fully diluted basis) issued and outstanding on the date of any option grant to 15% of the Shares (on a fully diluted basis) issued and outstanding on the date of any option grant. For Against 3. Appointment of Auditors. To appoint Davidson & Company LLP, Chartered Accountants as auditors of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix their remuneration and the terms of their engagement. Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any Proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements – Check the box to the right if you would like to receive interim financial statements and accompanying Management’s Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. Signature(s): Date Annual Financial Statements – Check the box to the right if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email. MM / DD / YY DN:

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME: This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10:00 am EST, on September 18, 2026.. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management.. To Vote Your Proxy Online please visit: https://vote.odysseytrust.com You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this Proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.